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                       SECURITIES AND EXCHANGE COMMISSION
                             WASHINGTON, D.C. 20549


                                    FORM 8-K

                                 CURRENT REPORT

                     Pursuant to Section 13 or 15(d) of the
                         Securities Exchange Act of 1934



Date of Report (Date of earliest event reported) February 11, 2000



                            W.R. BERKLEY CORPORATION
             -----------------------------------------------------
             (Exact Name of Registrant as Specified in its Charter)



         Delaware                                   0-7849                             22-1867895
----------------------------------          --------------------------          ----------------------------
(State or Other Jurisdiction of             (Commission File No.)               (IRS Employer
Incorporation)                                                                  Identification Number)


165 Mason Street, P.O. Box 2518, Greenwich, CT                                           06836-2518
------------------------------------------------------------                    -----------------------------
       (Address of Principal Executive Offices)                                          (Zip Code)



Registrant's telephone number, including area code   (203) 629-3000
                                                     --------------


                                 Not Applicable
          ------------------------------------------------------------
          (Former name or former address, if changed since last report)
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ITEM 5.           OTHER EVENTS

         Reference is made to the press release of Registrant, issued on February 11, 2000, which is incorporated herein by this reference. A copy of the press release is attached to this Form 8-K as Exhibit 99.1
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                                   SIGNATURES



         Pursuant to the requirements of the Securities and Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned thereunto duly authorized.



                                  W.R. BERKLEY CORPORATION
                                  ________________________
                                  (Registrant)


                                        /s/ Eugene G. Ballard
February 14, 2000                 By: _______________________
_________________                       Eugene G. Ballard
                                        Senior Vice President,
                                        Chief Financial Officer and Treasurer
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                                  EXHIBIT INDEX



Exhibits:

99.1     Press Release dated February 11, 2000